UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

December 18, 2019
Date of report (Date of earliest event reported)
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Valeritas Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38038	46-5648907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202, Suite 600 Bridgewater, NJ (Address of principal executive offices)	08807 (Zip Code)

Registrant's telephone number, including area code (908) 927-9920 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b)).

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per value	VLRX	The Nasdaq Capital Market

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Member of the Board of Directors

On December 21, 2019, Valeritas Holdings, Inc. (the “Company”) was informed by Luke Düster, a member of the Company’s Board of Directors (the “Board”), that he will be resigning as a director of the Company, effective immediately.  Mr. Düster did not hold a position on any committee of the Board at the time of his resignation.

Resignation of Principal Financial Officer and Principal Accounting Officer

On December 18, 2019, Erick Lucera, the Company’s Executive Vice President and Chief Financial Officer, and principal financial officer, resigned from his position with the Company, effective January 3, 2020. Mr. Lucera resigned to pursue another opportunity, and there were no disagreements between the Company and Mr. Lucera on any matter regarding its operations, policies or practices.

Additionally, on December 18, 2019, Mark Conley, the Company’s Vice President, Corporate Controller and Treasurer, resigned from his position with the Company, to be effective no later than January 17, 2020. Mr. Conley resigned to pursue another opportunity, and there were no disagreements between the Company and Mr. Conley on any matter regarding its operations, policies or practices.

John Timberlake, the Company’s Chief Executive Officer and principal executive officer, will replace Mr. Lucera as the Company’s principal financial officer upon his resignation. The Board is currently evaluating a replacement for Mr. Conley as the Company’s principal accounting officer. If a suitable replacement is not identified prior to the effective date of Mr. Conley’s resignation, then Mr. Timberlake will be appointed to replace Mr. Conley as the Company’s principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeritas Holdings, Inc.

Dated: December 23, 2019                    By: s/ John E. Timberlake
Name: John E. Timberlake
Title: Chief Executive Officer